UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 2, 2005
APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code          (303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     Regulation FD Disclosure.
Apartment Investment and Management Company (“Aimco”) announces that representatives of Aimco will attend the National Association of Real Estate Investment Trust (“NAREIT”) convention in Chicago, Illinois on November 2-3, 2005. At the NAREIT convention, representatives of Aimco will be meeting with investors and analysts and intend to cover the information in the attached presentation. The NAREIT presentation materials will be available on Aimco’s Website at http://www.aimco.com/about/Investor Information/Recent presentations and are furnished herewith. The information contained on Aimco’s website is not incorporated by reference herein.
ITEM 9.01.     Financial Statements and Exhibits.
(c)	Exhibits

The following exhibits are furnished with this report:
Exhibit Number	Description

99.1	NAREIT Presentation Materials, dated November 2, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: November 2, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Paul J. McAuliffe
Paul J. McAuliffe
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	NAREIT Presentation Materials, dated November 2, 2005